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                                   MEMORANDUM
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TO:       EMPLOYEES  AND FORMER  EMPLOYEES WHO HOLD  NATIONAL  DISCOUNT  BROKERS
          GROUP, INC. COMMON STOCK IN THE NATIONAL DISCOUNT BROKERS GROUP, INC. 401(K) PLAN


FROM: FRANK E. LAWATSCH, JR., EXECUTIVE VICE PRESIDENT, SECRETARY & GENERAL COUNSEL


DATE:     OCTOBER 10, 1999


RE:       PROXY CARD
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     Enclosed  is a proxy card which will allow you to vote  shares of  National
Discount Brokers Group, Inc. common stock credited to your 401(k) plan account. Please complete the proxy card and return it to me at your earliest convenience. Do not send the proxy card to our transfer agent. If you are a former employee, I have enclosed an annual report and proxy statement. Thanks for your attention to this matter. If you have any questions, call me at (201) 946-4482.